Exhibit 32.0

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of SI Financial Group, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), I hereby certify pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of the Company as of and for the period covered by this Report.



                                           By: /s/ Rheo A. Brouillard
                                              ----------------------------------
                                           Rheo A. Brouillard
                                           President and Chief Executive Officer
                                           August 10, 2005




                                           By: /s/ Brian J. Hull
                                              ----------------------------------
                                           Brian J. Hull
                                           Executive Vice President, Treasurer
                                           and Chief Financial Officer
                                           August 10, 2005